Exhibit G


                                                                                                                        Page 1 of 2



                                                        EMERA GROUP OF COMPANIES
                                                            January 12, 2005


                                                           ----------------------
                                                          | Emera Incorported(1) |
                                                           ----------------------
                                                                        |
                                                                        |
            ____________________________________________________________|__________________________________________________
  __________|           |               |           |             |              |             |            |              |
 |          |           |               |           |             |              |             |            |              |
 | -------------  -------------   -----------  ----------   -------------  --------------  ----------  ----------  --------------
 | |  3081922  |  |  3081923   |  |  Emera  |  |NS Power |  |  Strait   |  |NSP Pipeline|  |   NSP  |  | NSP US |  |Emera Utility|
 | |Nova Scotia|  |Nova Scotia |  |  Fuels, |  |Services |  |Energy Inc.|  | Management |  |Pipeline|  |Holdings|  |Services Inc.|
 | |    Ltd    |  |    Ltd.    |  | Inc. (2)|  |  Ltd.   |  -------------  |    Ltd.    |  |   Inc. |  |  Inc.  |  --------------
 | -------------  -------------   -----------  -----------                 --------------  ----------  ----------          |
 |        |                                        |                             |           |              |              |
 | 85.01% | 14.99%                                 | 50%                         |           | 12.375%      |              |
 |        |                                        |                             | 12.92%    |       --------------        |
 |        |                                        |                             |           |       |            |        |
 | -------------                               ----------                  -------------     |  ---------- ------------- -----------
 | |Nova Scotia|                               |   NSP   |                 |Maritimes &|     |  | Scotia | |    NSP    | |Cablecom |
 --|Power Inc. |                               | Trigen  |                 | Northeast |     |  |Holdings| |Investments| |   (4)   |
   -------------                               |   Inc.  |                 | Pipeline  |     |  |   (3)  | |  Inc.(3)  | |   Ltd.  |
                                               -----------                 |Management |     |  ---------- ------------- ----------
                                                                           |   Ltd.    |     |       |
                                                                           -------------     |       |
                                                                                 |           |  -----------
                                                                                 |           |  |Nova Power|
                                                                                 | 0.125%    |  |Holdings  |
                                                                                 |           |  | Inc. (3) |
                                                                           -------------     |  ------------
                                                                           |Maritimes &|     |       |
                                                                           | Northeast |     |       |
                                                                           | Pipeline  |-----   -----------
                                                                           |  Limited  |        |  Scotia  |
                                                                           |Partnership|        |Power U.S.|
                                                                           -------------        | Ltd. (3) |
                                                                                                ------------
                                                                                                     |
                                                                                                     | 12.92%
                                                                                                -------------
                                                                                                |Maritimes & |
                                                                                                | Northeast  |
                                                                                                | Pipeline,  |
                                                                                                |L.L.C.(3)(4)|
                                                                                                -------------

(1) Emera Incorporated changed its name from NS Power Holdings Incorporated on July 10, 2000
(2) Amalgamated companies of Enercom Inc. and Emera Fuels Inc.
(3) Incorported in the U.S.
(4) Amalgamed companies of Cablecom Ltd., Fibretek Inc. and Atlanta Network Solutions Inc.




                                                                                                                        Page 2 of 2



                                                        EMERA GROUP OF COMPANIES
                                                            January 12, 2005


                                                           ----------------------
                                                          | Emera Incorported(1) |
                                                           ----------------------
                                                                      |
                                                                      |
            __________________________________________________________|____________________________________________________
            |                    |                             |           |           |           |           |           |
            |                    |                             |           |           |           |           |           |
   -------------         -------------------            ------------  ----------  ----------  ----------  ----------  -------------
   |  1447585  |         |   Emera Energy  |            | Emera US |  |3065381 |  |3065383 |  |3065384 |  |3065385 |  |   Emera   |
   |  Ontario  |         |       Inc.      |            | Holdings |  |  Nova  |  |  Nova  |  |  Nova  |  |  Nova  |  |Investments|
   |    Ltd    |         -------------------            | Inc. (3) |  | Scotia |  | Scotia |  | Scotia |  | Scotia |  |   LLC (3) |
   -------------                 |                      |          |  |Company |  |Company |  |Company |  |Company |  |           |
          |              -------------------            ------------  ----------  ----------  ----------  ----------  -------------
   -------------------   |Emera Energy U.S.|                   |
   | Ontario & Group |   | Subsidiary No.1,|            --------------
   |Financing Limited|   |     Inc. (3)    |            |BHE Holdings|
   |Liability Company|   -------------------            |   Inc.(3)  |
   -------------------           |                      --------------
                                 |                             |
           ---------------------------------------------       |
           |              |              |             |       |
           |              |              | 50%         | 50%   |
     --------------- ------------ --------------- -----------  |
     |    Emera    | |  Emera   | |Bellows Falls| |Bear Swamp| |
     | Energy U.S. | | Energy   | |    Power    | |  Holding | |
     | Subsidiary  | | Services | |   Company   | |  Company | |
     |No. 2 Inc.(3)| | Inc. (3) | |   LLC (3)*  | | LLC (3)* | |
     --------------  ------------ --------------- ------------ |
                                                               |
                                                               |
                                                               |
                                                   ----------------------
                                                   |Bangor Hydro Electric|
                                                   |        Company      |
                                                  ----------------------
                                                               |
                                                               |
      _________________________________________________________|_____________________________________________________________
      |                 |               |                |              |         |         |          |        |            |
      |                 |               |                | 60%          |         |         |          |        |            |
      |                 |               |                |              |         |         |          |        |            |
      |                 |               |                |              |         |         |          |        |            |
      |                 |               |                |              |         |         |          |     7% |            |
      |           ----------------      |          -------------  -------------   |  ----------------  |  -----------  ------------
      |           |  Bangor Var  |      |          |East Branch|  |The Sebois |   |  | Bangor Fiber |  |  |  Maine  |  |          |
      |           | Co., Inc. (3)|      |          |Improvement|  |    Dam    |   |  | Co., Inc. (3)|  |  |  Yankee |  |CareTaker,|
      |           ----------------      |          |Company (3)|  |Company (3)|   |  ----------------  |  |  Atomic |  |    Inc.  |
      |                 |               |          -------------  -------------   |                    |  |Power Co.|  |          |
      | 14.2%           | 50%           |                |                        |                    |  -----------  ------------
----------------  -------------  ----------------        |                  --------------             |
|    Maine     |  |Chester SVC|  |Bangor Energy |        |                  |The Pleasant|             |
|Electric Power|  |Partnership|  |Resale, Inc.  |  --------------           | River Gulf |       --------------
| Co. Inc. (3) |  |    (3)    |  |      (3)     |  | Godfrey's  |           |Improvement |       |Bangor Line |
----------------  -------------  ----------------  | Falls Dam  |           |Company (3) |       |   Co. (3)  |
                                                   |Company (3) |           --------------       --------------
                                                   --------------
                                                         |
                                                         |
                                                         |
                                                   --------------
                                                   |The Sawtele |
                                                   |Brook Dam & |
                                                   |Improvement |
                                                   |Company (3) |
                                                   --------------





(1) Emera Incorporated changed its name from NS Power Holdings Incorporated on July 10, 2000
(3) Incorported in the U.S.
 * Company formed for proposed acquisition

